Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 25, 2018

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the "Annual Meeting") that will be held on Thursday, June 7, 2018 at 9:00 a.m. local time, at the DoubleTree by Hilton Hotel Princeton, 4355 US Route 1, Princeton, NJ 08540.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2017 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari Chairman and Chief Executive Officer

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540
NOTICE OF
2018 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, June 7, 2018 at 9:00 a.m. local time.
Place:	DoubleTree by Hilton Hotel Princeton, 4355 US Route 1, Princeton, NJ 08540.
Items of Business:	(1)
To elect three directors named in the proxy statement accompanying this notice to serve as Class I directors until the annual meeting held in 2021 and until their successors are duly elected and qualified.
(2) To approve Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan.
(3) To ratify the appointment of Ernst & Young LLP as Agile Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2018.
(4) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 18, 2018.
Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled "Questions and Answers About Procedural Matters."

By order of the board of directors,

Al Altomari Chairman and Chief Executive Officer

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 25, 2018

SUMMARY INFORMATION

        To assist you in reviewing the proposals to be acted upon at the Annual Meeting, below is a summary of each proposal and a high-level overview of our corporate governance structure. The information below is only a summary. For more information, please review the complete proxy statement and our 2017 Annual Report in full.

PROXY SUMMARY

Summary of Shareholder Voting Matters

Proposals		For More Information	Board of Directors Recommendation
1:	Election of Class I Directors for Three Year Term Expiring in 2021	Page 9	✓ FOR Each Nominee
2:	Approval of Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan	Page 34	✓ FOR
3:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2018	Page 44	✓ FOR

Our Director Nominees

        You are being asked to vote on the election of Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. as Class I directors to serve, each for a three-year term, expiring at our 2021 Annual Meeting of Stockholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors, and both of Class II and Class III consist of two directors.

        The term of office of our Class I directors expires at the Annual Meeting. We are nominating Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. for re-election at the Annual Meeting to serve until the 2021 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

					Committee Memberships
		Director Since							Other Current Public Company Boards
Name	Age		Occupation	Independent	AC	CC	NG	ST
Al Altomari	59	2004	Chariman of the Board and Chief Executive Officer at Agile Therapeutics, Inc.	No					Insmed Inc. and Recro Pharma, Inc.
John Hubbard, Ph.D., FCP	61	2014	Non-executive Director of BioClinica, Inc.	Yes	M			C	None
James P. Tursi, M.D.	53	2014	Chief Medical Officer for Aralez Pharmaceuticals, Inc.	Yes		C		M	None

AC = Audit Committee CC = Compensation Committee NG = Nominating and Corporate Governance Committee ST = Science and Technology Committee C = Chair M = Member

CORPORATE GOVERNANCE SUMMARY FACTS

        The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Chairman of the Board	Al Altomari
Lead Independent Director	Abhijeet Lele
All non-employee directors and Board committee members are independent	Yes
Board and Committees Self-Evaluations	Annual
Review of Independence of Board and Committees	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Board oversees succession planning for the CEO	Yes
Directors may retain their own independent advisors at our expense	Yes
Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis	Yes

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540
PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2018 Annual Meeting of Stockholders, or Annual Meeting, to be held at 9:00 a.m. local time on Thursday, June 7, 2018, and any postponements or adjournments thereof. The Annual Meeting will be held at the DoubleTree by Hilton Hotel Princeton, 4355 US Route 1, Princeton, NJ 08540. As used in this proxy statement, the terms "Agile," "we," "us," and "our" mean Agile Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:    Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, June 7, 2018 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Annual Meeting, this proxy statement, accompanying form of proxy card, and our 2017 Annual Report on Form 10-K to you on or about April 25, 2018. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:    What is included in the proxy materials?

A:
The proxy materials include:

•
This proxy statement for the Annual Meeting;

•
Our 2017 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2017; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:    How can I get electronic access to the proxy materials?

A:
The Company's proxy materials are available at www.proxyvote.com and at www.agiletherapeutics.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

  You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:    What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:    Where is the Annual Meeting?

A:
The Annual Meeting will be held at the DoubleTree by Hilton Hotel Princeton, 4355 US Route 1, Princeton, NJ 08540.

Q:    Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 18, 2018, or the Record Date. Admission will begin at 8:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. local time.

Stock Ownership

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the "stockholder of record," and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:    How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the meeting.

  A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

  Under the DGCL, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposals		Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
1:	Election of Class I Directors for Three Year Term Expiring in 2021	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
2:	Approval of Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan	Majority of the shares cast on the proposal in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of the proposal	No
3:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2018	Majority of the shares cast on the proposal in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of the proposal	Yes

Q:    Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 34,248,268 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Agile will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:    How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:    How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

Mailing your signed proxy card or voter instruction card in the envelope provided.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to the number found on the proxy card.

  Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:    What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

1)
To elect the three directors identified in this proxy statement to serve as Class I directors until the Annual Meeting held in 2021 and until their successors are duly elected and qualified;

2)
To approve Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan;

3)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

4)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:    What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. "Plurality" means that the individual who receives the largest number of votes cast "for" is elected as a director, however, a nominee is not required to receive a majority of votes "for". As a result, any shares not voted "for" the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee's favor.

  Proposal Two—The affirmative vote of a majority of votes cast is required to approve the Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

  Proposal Three—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:    How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the nominees for election as directors listed in Proposal One;

•
"FOR" the approval of the Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Q:    What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:    How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the election of directors or on the approval of the Amended and Restated 2014 Incentive Compensation Plan. Please also see the voting summary table on page 3.

  Please note that brokers may not vote your shares on the election of directors or on the Amended and Restated 2014 Incentive Compensation Plan in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:    Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

  If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

  If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

  Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:    Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:    What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2019 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 26, 2018 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

  Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2019 annual meeting of stockholders is between January 8, 2019 and February 7, 2019.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in "Corporation Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Q:    How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC's website is www.sec.gov. All notices of proposals by stockholders, whether or not included in

  Agile's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:    What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees and is beneficial for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:    What is the mailing address for Agile's principal executive offices?

A:
Our principal executive offices are located at 101 Poor Farm Road, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

  Any written requests for additional information, copies of the proxy materials and 2017 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON JUNE 7, 2018.

        The proxy statement and annual report to stockholders is available at www.proxyvote.com.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class I directors, Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. will expire at this year's Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Three Class I directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2021. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Al Altomari, John Hubbard, Ph.D., FCP, and James P. Tursi, M.D. for election as Class I directors. The term of office of the nominees elected as directors will continue until such director's term expires in 2021, and until such director's successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class I Directors for a Term Expiring in 2021

        The following information about the nominees as of April 25, 2018, including the nominee's age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Al Altomari	59	Mr. Altomari has served as our Chairman of the Board since October 2016, as our Chief Executive Officer since October 2010 and has been a member of our Board of Directors since February 2004. Mr. Altomari served as President and Chief Executive Officer from 2010 to 2016. Previously Mr. Altomari served as Agile's Executive Chairman from 2004 to 2010. From 2008 to September 2010, Mr. Altomari was also a consultant to Agile. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier's board of directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the board of directors of Insmed Inc. and Recro Pharma, Inc. We believe that Mr. Altomari is able to perform his duties as Chairman and CEO of Agile while serving as a board member for two other pharmaceutical companies: Insmed Incorporated, where he has served since 2012, and Recro Pharma, Inc., where he has served since 2014. This belief is in part due to the close geographic proximity of all three companies and the nature of his duties as a board member for these companies. Mr. Altomari has not missed any board activities for either Agile or Recro Pharma, Inc. and participated in more than 80% of the board meetings for Insmed Incorporated.

		Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. We believe that Mr. Altomari's experience in pharmaceutical companies with commercialized products, the launch of certain products and more than 30 years of focus on the development and marketing of specialty pharmaceutical products makes him uniquely suited to guide the Board in strategic planning, operational and commercial matters.

Name	Age	Principal Occupation and Business Experience
John Hubbard, Ph.D., FCP	61	Dr. Hubbard has served as a member of our board of directors since November 2014. Dr. Hubbard currently serves as a non-Executive Director on the Board of Directors of BioClinica, Inc., a privately-owned specialty clinical trials service provider, where he previously served as the President and CEO until January 1, 2018. Prior to joining BioClinica, he was Senior Vice President and Worldwide Head of Development Operations for Pfizer Inc. and was responsible for the global clinical trial operations and management of more than 450 clinical projects from Phase I to IV. Dr. Hubbard has been leading pharmaceutical research and development activity for over thirty years and held positions of increasing responsibility in the biopharmaceutical and clinical research and development services industries. Prior to joining Pfizer in 2010, he was Group President, Clinical Research Services at ICON Clinical Research, a leading global clinical research organization, where he was responsible for the global business and operations. During his career, Dr. Hubbard has been directly responsible for drug discovery and non-clinical pharmacology, clinical pharmacology, project management, product development optimization, commercial assessment of new chemical entities, and clinical development operations. He has led several drug development teams to successful commercialization of new chemical entities and has participated at FDA meetings to support end of Phase II and end of Phase III data presentations for psychiatric, neurological, cardiovascular, and anti-infective drugs. Dr. Hubbard received a Bachelor of Science degree in Biopsychology from the University of Santa Clara and a Doctorate from the University of Tennessee, with a research focus on the genetic basis of hypertension and autonomic dysfunction. He was a National Institute of Health Postdoctoral Fellow in Cardiovascular and Clinical Pharmacology at the University of Texas Health Sciences Center. We believe Dr. Hubbard's qualifications to sit on our board of directors include his extensive pharmaceutical experience leading global clinical trial operations and research and development programs and his significant education background.

Name	Age	Principal Occupation and Business Experience
James P. Tursi, M.D.	53	Dr. Tursi has served as a member of our board of directors since October 2014. Dr. Tursi currently serves as Chief Medical Officer for Aralez Pharmaceuticals, Inc. and is responsible for oversight of the clinical development, pharmacovigilance, medical affairs and regulatory affairs functions. Most recently he served as Chief Medical Officer of Innocoll AG where he was responsible for managing all clinical research and development, medical affairs and safety activities. Prior to joining Innocoll, Dr. Tursi served as the Chief Medical Officer of Auxilium Pharmaceuticals from 2011 to 2015. He served as Vice President of Clinical Research and Development at Auxilium from 2009 to 2011. Prior to Auxilium, Dr. Tursi was at GlaxoSmithKline Biologicals from 2006 to 2009, where he was the Director of Medical Affairs for cervical cancer vaccines in North America. From 2004 to 2006, Dr. Tursi served as a Medical Director for Procter & Gamble Pharmaceuticals where he worked in various therapeutic areas including female sexual dysfunction, overactive bladder, and osteoporosis. Dr. Tursi was a board-certified OB/GYN and practiced medicine for over 10 years. He was the founder of the medical education company, I Will Pass®, which assisted physicians in the process of board certification. Dr. Tursi received his Doctor of Medicine degree from the Medical College of Pennsylvania and completed his residency fellowship training at The Johns Hopkins Hospital. We believe Dr. Tursi's qualifications to sit on our board of directors include his significant clinical and regulatory expertise in the pharmaceutical industry coupled with experience as an OB/GYN physician.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS I
NOMINEES NAMED ABOVE.

        The following contains certain information about those directors whose terms do not expire at the Annual Meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve as one of our directors. The age of each director as of April 25, 2018 is set forth below.

Incumbent Class II Directors Whose Terms Expire in 2019

Name	Age	Principal Occupation and Business Experience
Seth H.Z. Fischer	62	Mr. Fischer has served as a member of our board of directors since July 2016. Mr. Fischer currently serves as a member of the Board of Directors of BioSig Technologies, Inc. and of Marinus MRNS, and is also an advisor to MedHab, LLC. Previously, Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc., a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in sexual health, where he still serves as a strategic consultant. Mr. Fischer has served in positions of increasing responsibility with Johnson & Johnson from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S and the first ever contraceptive patch. He earned a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force. We believe that Mr. Fischer's qualifications to sit on our board of directors include his experience in pharmaceutical companies with commercialized products and the launch of pharmaceutical products in multiple therapeutic areas.

Name	Age	Principal Occupation and Business Experience
William T. McKee	56	Mr. McKee has served as a member of our board of directors since March 2014. Mr. McKee currently serves as the Chief Executive Officer of MBJC Associates, LLC, a business consulting firm. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., or EKR, from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, LLC, a subsidiary of Teva Pharmaceutical Industries Limited, or Teva, and the successor entity to Barr Pharmaceuticals, Inc., or Barr, an NYSE listed company, which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as Director of International Operations and Vice President-Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA's, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee currently serves as a director of Synthetic Genomics, Inc., a privately held synthetic biology company focused on genomic-driven technologies. Since March 27, 2017, Mr. McKee has served as a member of the board of directors as well as the nominating and governance committee of Depomed, Inc., a specialty pharmaceutical company focused on products to treat pain and other central nervous system conditions. He was a director at Cerulean Pharma Inc, until it was acquired by Dare Bioscience Operations, Inc. in July 2017 and Auxilium Pharmaceuticals, Inc. until it was acquired by Endo International plc in January 2015. Mr. McKee received his Bachelor of Business Administration degree from the University of Notre Dame. Through his years of experience as a chief financial officer and a public accountant, Mr. McKee provides valuable financial and leadership experience to the Board.

Incumbent Class III Directors Whose Terms Expire in 2020

Name	Age	Principal Occupation and Business Experience
Abhijeet Lele	52	Mr. Lele has been a member of our board of directors since May 2010 and Lead Independent Director since October 2016. Mr. Lele currently serves as Managing Director of Temasek International (USA) LLC, an investment company covering a broad spectrum of industries including financial services, media and technology, and life sciences and agribusiness. Previously, Mr. Lele served as a Managing Director and Head of Healthcare Investing at Investor Growth Capital, or IGC, from 2009 to December 2017. IGC focuses on late-stage venture capital and growth equity investments in healthcare and technology companies. Before joining IGC, Mr. Lele spent ten years as a Managing Member of EGS Healthcare Capital Partners, or EGS, a venture capital firm focusing on private and public investments in biotechnology, specialty pharmaceutical and medical device companies. Prior to EGS, Mr. Lele was a consultant at McKinsey & Co., where he primarily served medical device, pharmaceutical and health insurance clients. He previously held operating positions with Lederle Laboratories, Inc., Progenics Pharmaceuticals, Inc. and Clontech Laboratories, Inc. Mr. Lele previously served on the board of directors of Stereotaxis, Inc., Medarex Inc. and Aptalis Pharma Inc. He received an M.B.A. with Distinction from Cornell University and an M.A. from Cambridge University, where he studied Natural Sciences. We believe Mr. Lele's years of experience in the venture capital and healthcare industries make him qualified to serve on our Board.

Name	Age	Principal Occupation and Business Experience
Ajit S. Shetty, Ph.D.	71	Dr. Shetty has served as a member of our board of directors since February 2016. Dr. Shetty spent 36 years at Johnson & Johnson, or J&J, in a wide range of global roles. From 2007 to 2012, he served as Corporate Vice President Enterprise Supply Chain reporting to the Chief Executive Officer and was responsible for the transformation and optimization of J&J's supply chain. Dr. Shetty served as Managing Director of Janssen Pharmaceutica, Belgium from 1999 to 2008, and was part of the management team that grew the Janssen Group of Companies from $1 billion to $8 billion in global sales. Dr. Shetty held the position of Executive Vice President Finance from 1991 to 1999. As President of Janssen Pharmaceutica, U.S. from 1984 to 1990, Dr. Shetty was responsible for in-licensing Durogesic, the first transdermal pain medication, which became the fourth largest J&J product in 2008, with sales reaching $2 billion. In recognition of his unique services as a business leader, Dr. Shetty was awarded the Right Honourable Sir and Title of Baron by King Albert II of Belgium in 2008 and the Life-Time Achievement Award by India in 2010. He was elected "Manager of the Year 2004" by the magazine Trends and Kanaal Z. Dr. Shetty also serves on the board of directors of Actinium, Pharmaceuticals, Inc. Dr. Shetty serves as a Trustee of Carnegie Mellon University and has served on the corporate Advisory Board of Johns Hopkins Carey School of Business, the Board of Governors for GS1 (Global Standards), the Board of MCB Forum as Chairman, and the Supervisory Board of Cilag GMBH in Switzerland. He earned a Ph.D. in Metallurgy and B.A. Natural Sciences from Trinity College, Cambridge University and a Master of Business Administration from Carnegie Mellon University. We believe Dr. Shetty's qualifications to sit on our board of directors include his extensive pharmaceutical experience leading commercial and supply chain operations and his significant education background.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

        Our board of directors has adopted a code of business conduct and ethics. The code of business conduct and ethics applies to all of our employees, officers and directors. The full text of our code of business conduct and ethics is posted on our website at www.agiletherapeutics.com. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waiver of, our code of business conduct and ethics, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

        Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Six of our directors are independent within the meaning of the listing rules of The Nasdaq Global Market, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

        Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

        Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under Nasdaq rules. The independent members of our board of directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of the members of our audit committee, William T. McKee, John Hubbard, Ph.D., FCP, and Abhijeet Lele qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        In October 2016, Al Altomari was appointed Chairman of our board of directors and Abhijeet Lele was appointed Lead Independent Director of our board of directors. Our Lead Independent Director chairs the executive sessions of our board of director meetings, oversees the board of directors' annual self-evaluation process, provides feedback to the chief executive officer, and works with the chief executive officer to set agendas for board meetings. We have a separate chair for each committee of our board of directors, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our board of directors. Prior to October 2016, our independent board members who chaired committees oversaw the executive sessions on a rotating basis and worked with the chief executive officer to set agendas for board meetings.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

        Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and technology committee, each of which operates pursuant to a charter adopted by our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

        Audit committee.    Mr. McKee, Dr. Hubbard and Mr. Lele currently serve on the audit committee, which is chaired by Mr. McKee. Our board of directors has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. McKee as an "audit committee financial expert," as defined under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our audit committee met nine (9) times during the year ended December 31, 2017. The audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm on an annual basis;

  •
  pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

  •
  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

  •
  establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

  •
  recommending based upon the audit committee's review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

  •
  preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

  •
  reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

  •
  reviewing quarterly earnings releases.

        Compensation committee.    Dr. Tursi, Mr. McKee and Mr. Fischer currently serve on the compensation committee, which is chaired by Dr. Tursi. Our board of directors has determined that each member of the compensation committee is "independent" as defined in applicable Nasdaq rules. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our compensation committee met eight (8) times during the year ended December 31, 2017. The compensation committee's responsibilities include:

  •
  annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

  •
  reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

        Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the Committee considers potential compensation actions and makes decisions independently. Our compensation committee has engaged the services of Pay Governance LLC, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Pay Governance LLC reports directly to the compensation committee. Pay Governance LLC does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance LLC does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

        Nominating and corporate governance committee.    Mr. Lele, Dr. Shetty and Mr. Fischer currently serve on the nominating and corporate governance committee, which is chaired by Mr. Lele. Our board of directors has determined that each member of the nominating and corporate governance committee is "independent" as defined in applicable Nasdaq rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our nominating and corporate governance committee met three (3) times during the year ended December 31, 2017. The nominating and corporate governance committee's responsibilities include:

  •
  developing and recommending to the board of directors criteria for board and committee membership;

  •
  establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

  •
  reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

  •
  identifying individuals qualified to become members of the board of directors;

  •
  recommending to the board of directors the persons to be nominated for election as directors and to each of the board's committees;

  •
  developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

  •
  developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and

  •
  overseeing the evaluation of the board of directors and management.

        Our board of directors may from time to time establish other committees.

        Science and Technology Committee.    Dr. Hubbard, Dr. Shetty and Dr. Tursi currently serve on the science and technology committee, which is chaired by Dr. Hubbard. The science and technology committee operates under a written charter which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our science and technology committee met four (4) times during the year ended December 31, 2017. The science and technology committee's responsibilities include:

  •
  identifying and discussing new and emerging trends in pharmaceutical science, technology, pharmaceutical regulation and manufacturing, and, as necessary, reporting to the board of directors on such trends and the committee's deliberations;

  •
  reviewing, evaluating and advising the board of directors regarding the quality, direction and competitiveness of our research and development and manufacturing programs;

  •
  reviewing, evaluating and advising the board of directors regarding our progress in achieving its long-term strategic research and development goals and objectives; reviewing and making recommendations to the board of directors on our internal and external investments in science, technology and manufacturing. For any external investments in research and development (e.g., potential acquisitions, alliances, collaborations, equity investments, contracts and grants)

    that require approval by the board of directors, the committee provides the Board with its recommendation prior to board of directors' action unless time does not permit;

  •
  regularly reviewing our pipeline of product candidates and clinical development performance;

  •
  providing assistance to the compensation committee in setting any pipeline or development performance metric(s) under our incentive compensation programs and reviewing the performance results;

  •
  evaluating its own performance annually and delivering a report to the board of directors setting forth the results of the evaluation;

  •
  reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the board of directors for its approval; and

  •
  performing any other activities consistent with its charter, our amended and restated bylaws and governing law or regulation, as the committee or the board of directors deems necessary or appropriate.

Compensation Committee Interlocks and Insider Participation

        In the past three years, none of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Meetings of the Board of Directors

        The full board of directors met fourteen (14) times during the year ended December 31, 2017. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our year ended December 31, 2017.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2017 annual meeting of stockholders attended the 2017 annual meeting of stockholders.

Board Oversight of Risk

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under "Risk Factors" in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cyber-security; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Agile, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

        In considering whether to recommend any candidate for inclusion in our board of directors' slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate's integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the board should be considered by the nominating and corporate governance committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law or Company policy.

Director Compensation

        During our fiscal year ended December 31, 2017, we paid cash fees and granted options to purchase shares of our common stock to our non-employee directors who served on our board of directors. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or has a business relationship with us that would require disclosure under certain SEC rules. Mr. Altomari, our chief executive officer and a member of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2017 for his service as a director and is not included in the table below.

Name	Fees Earned or Paid in Cash		Option Awards(1)(4)	Restricted Stock Unit Awards(2)(4)	Total
Seth H.Z. Fischer	$50,000		$35,000	$70,001	$155,001
John Hubbard, Ph.D.	$55,000		$35,000	$70,001	$160,001
Abhijeet Lele	$65,000	(3)	$35,000	$70,001	$170,001
William T. McKee	$60,000		$35,000	$70,001	$165,001
Ajit S. Shetty, Ph.D.	$50,000		$35,000	$70,001	$155,001
James P. Tursi, M.D.	$57,500		$35,000	$70,001	$162,501

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Represents total grant date value of restricted stock units that were granted on June 8, 2017, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units will vest and be delivered on June 8, 2018. This amount does not reflect the actual economic value that will be realized by the non-employee director.

(3)
Fees earned were assigned to the management company of the venture capital fund affiliated with the director.

(4)
As of December 31, 2017, our non-employee directors held the following aggregate number of shares under outstanding stock options (representing unexercised option awards—both exercisable and unexercisable) and unvested restricted stock unit awards:

Name	Aggregate Number of Shares Underlying Option Awards	Aggregate Number of Shares Underlying RSU Awards
Seth H.Z. Fischer	35,000	17,949
John Hubbard, Ph.D.	63,000	17,949
Abhijeet Lele	63,000	17,949
William T. McKee	63,000	17,949
Ajit S. Shetty, Ph.D.	49,000	17,949
James P. Tursi, M.D.	63,000	17,949

Non-Employee Director Compensation

        For 2017, each member of our board of directors who is not an employee of Agile received the following cash compensation for board services, as applicable:

  •
  $40,000 per year for service as a board of directors member;

  •
  $15,000 per year for service as chairman of the audit committee;

  •
  $12,500 per year for service as chairman of the compensation committee;

  •
  $7,500 per year for service as chairman of the nominating and corporate governance committee;

  •
  $7,500 per year for service as chairman of the science and technology committee; and

  •
  $5,000 per year for service as a member on each committee, except each member of the audit committee received $7,500 per year for service in that role.

        In addition, effective as of January 1, 2018, the chairman of the science and technology committee will receive $12,500 per year for service in that role, the lead independent director will receive $20,000 per year for service in that role, and members of the board of directors will receive $1,500 per meeting for service on ad-hoc committees that may be established by the board of directors from time to time.

        Non-employee members of our board of directors receive automatic grants of non-statutory stock options under our 2014 Incentive Compensation Plan. Each non-employee director joining our board of directors will automatically be granted a non-statutory stock option to purchase 21,000 shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date. The shares subject to each initial option grant will vest in three successive equal annual installments over the 3-year period measured from the date of the non-employee director's election to our board of directors, subject to the non-employee director's continued board service through each vesting date and provided that the director attends at least 75% of the board meetings held during each respective year of board service.

        In addition, on the date of each annual meeting of our stockholders, each non-employee director will automatically be granted a non-statutory stock option to purchase 14,000 shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date. Our directors also receive a number of restricted stock units ("RSUs") equal to $70,000 divided by the fair market value of our common stock on the grant date. The shares subject to each annual grant of both the stock options and RSUs will vest on the first anniversary of the option grant date, subject to the non-employee director's continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service.

        The shares subject to each option and RSU grant under the director compensation policy will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of our outstanding voting stock or (iii) a change in the majority of our board of directors effected through one or more proxy contests for board membership (a "Change in Control"). All automatic director options have a maximum term of ten years.

        We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Limitation of Liability and Indemnification Arrangements

        As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated by-laws provide that we will:

  •
  indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  advance expenses, including attorneys' fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person's services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the provisions of our amended and restated certificate of incorporation and amended and restated bylaws are necessary to attract and retain qualified persons as directors and executive officers.

        We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of April 25, 2018:

Name	Age	Position
Al Altomari	59	Chairman and Chief Executive Officer
Scott M. Coiante	51	Senior Vice President and Chief Financial Officer
Elizabeth Garner, M.D.	50	Senior Vice President and Chief Medical Officer
Renee Selman	56	Chief Commercial Officer
Geoffrey P. Gilmore	52	General Counsel
Robert G. Conway	61	Senior Vice President, Enterprise Planning and Information Management

        Al Altomari.    Please see Mr. Altomari's biography on page 10 of this proxy statement under the section entitled "Proposal One—Election of Directors—Incumbent Class I Directors Whose Terms Expire in 2021."

        Scott M. Coiante.    Mr. Coiante has served as our Senior Vice President and Chief Financial Officer since June 2011. He joined us in December 2010 and served as our Vice President of Finance between then and June 2011. Beginning in 2005, he served as Vice President Finance, Treasurer, Principal Accounting Officer at Medarex, Inc., a publicly listed biopharmaceutical company, which Bristol-Myers Squibb Co. acquired in September 2009, and during 2002 through 2005, he served as Director of Finance. While at Medarex, he was responsible for corporate financial functions including treasury, accounting, SEC reporting, tax and assurance. From 1989 to 2002, he held management positions of increasing responsibilities at Ernst & Young LLP, which included managing audit engagements, financial preparation, and financial reporting for client public offerings, both initial and follow-on, and SEC registration filing statements for both public and private companies, predominantly within the life science and pharmaceutical industries. He holds a B.S. in accounting from Villanova University.

        Elizabeth Garner, M.D., M.P.H.    Dr. Garner has served as our Senior Vice President and Chief Medical Officer since January 2014. Previously, she served as Vice President, Medical Affairs, Women's Health and Preventive Care at Myriad Genetics Laboratories from 2012 to 2014. From 2011 to 2012, she was Senior Medical Director, Women's Health at Abbott Laboratories where she served as the Clinical Lead, Endometriosis Program. Prior to that, Dr. Garner served as Associate Director and then Director, Vaccines Clinical Research at Merck Research Laboratories from 2007 to 2011. Dr. Garner received joint M.D. and M.P.H degrees from Harvard Medical School and the School of Public Health. She completed her residency in obstetrics and gynecology at Brigham and Women's/Massachusetts General Hospitals; her subspecialty fellowship in gynecologic oncology at Brigham and Women's and the Dana Farber Cancer Institute; and received board certification in both general Obstetrics and Gynecology and Gynecologic Oncology. Prior to entering the pharmaceutical industry, she had several years of experience in academic clinical practice, research and teaching at Harvard Medical School.

        Renee Selman.    Ms. Selman has served as our Chief Commercial Officer since July 2016. Most recently, Ms. Selman served as President of Adheris Health, a business unit of inVentiv Health, from 2010 until 2015. Adheris Health is one of the nation's largest providers of targeted patient acquisition and adherence programs. Prior to that, Ms. Selman spent 20 years at Johnson & Johnson, or J&J, where she held senior executive roles including Worldwide President, Ethicon Women's Health and Urology from 2005 to 2010, and Vice President U.S. Sales and Marketing Wound Management from 2003 to 2005. While at J&J, she held roles of increasing responsibility at Ortho McNeil Pharmaceutical, including Group Director ORTHO EVRA® from 1999 to 2003, where she led a cross functional team that launched the first ever contraceptive patch. Ms. Selman serves on the board of the Hunterdon County Medical Center and as an independent director on the board of OrthoGenRx, Inc., a privately held medical device company. She is a graduate of Purdue University with a B.S.I.M (Bachelor Science Industrial Management) in Business and a minor in Chemistry.

        Geoffrey P. Gilmore.    Mr. Gilmore has served as our legal advisor since April 2014 and became our General Counsel in August 2014. Mr. Gilmore was a principal of Life Sciences Advisory Services, providing business, legal and compliance consulting services to the pharmaceutical and life science industries, from 2012 to April 2016. He served as Senior Vice President, General Counsel and Corporate Secretary of Amicus Therapeutics, Inc., a Nasdaq-listed bio-pharmaceutical company, from 2008 to 2012. Prior to joining Amicus, Mr. Gilmore spent 10 years at Bristol-Myers Squibb where he held various roles in the legal department with the Commercial, Intellectual Property, and R&D legal groups, and served in the Office of the Corporate Secretary, and as Vice-President and Senior Counsel, Corporate Securities. Mr. Gilmore began his legal career in the business and finance groups at Philadelphia based law firms, Ballard Spahr LLP and Montgomery McCracken Walker & Rhoads LLP. Mr. Gilmore received his B.A. degree from Franklin and Marshall College, and his J.D. from the University of Michigan Law School.

        Robert G. Conway.    Mr. Conway has served as our Senior Vice President, Enterprise Planning and Information Management since October 2017. Prior to that, he served as our Senior Vice President of Operations from 2014 to 2017 and as our Chief Development Officer and Vice President of Operations from 2004 to 2014. Mr. Conway has over thirty years of practice in U.S. and international operations with an extensive background in the medical device, pharmaceutical and consumer products industries. Mr. Conway has also previously served as Principal of R. G. Conway and Associates, an independent engineering and project management-consulting firm. Prior to consulting in 1997, Mr. Conway began his career in healthcare with Johnson & Johnson and later joined a Johnson & Johnson supported venture-backed medical device company operating as President and Chief Operating Officer. Mr. Conway holds a B.S. degree in Mechanical Engineering from New Jersey Institute of Technology.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation paid to our President and Chief Executive Officer, Chief Financial Officer and Chief Medical Officer, for the fiscal years ended December 31, 2017 and 2016. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary	Restricted Stock Unit Awards		Option Awards(1)	Nonequity Incentive Plan Compensation		All Other Compensation		Total
Al Altomari	2017	$492,000	$—		$367,200	$123,600	(4)	$26,117	(6)	$1,008,917
Chairman and Chief Executive Officer	2016	$471,667	$296,500	(2)	$396,000	$240,000	(5)	$21,474		$1,425,641
Scott Coiante	2017	$319,833	$79,100	(3)	$153,000	$56,245	(4)	$27,711	(7)	$635,889
Sr. VP and Chief Financial Officer	2016	$310,000	$—		$376,200	$100,500	(5)	$24,018		$810,718
Elizabeth Garner, M.D., M.P.H.	2017	$369,500	$79,100	(3)	$153,000	$64,977	(4)	$53,020	(8)	$719,597
Sr. VP and Chief Medical Officer	2016	$358,750	$—		$356,400	$126,200	(5)	$47,479		$888,829

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Represents total grant date value of restricted stock units that were granted on February 8, 2016, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units vest as follows: 16,666 units vested and were delivered on February 8, 2016, 16,667 units vested and were delivered on February 8, 2017, and 16,667 units vested and were delivered on February 8, 2018. This amount does not reflect the actual economic value that was realized by the named executive officer.

(3)
Represents total grant date value of restricted stock units that were granted on January 25, 2017, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units vest as follows: 17,500 units vested and were delivered on January 25, 2018 and 17,500 units will vest and be delivered on January 25, 2019. This amount does not reflect the actual economic value that will be realized by the named executive officer.

(4)
Represents an annual incentive award earned as result of our performance in the 2017 fiscal year paid in January 2018. Each of the named executive officers agreed to receive such award in the form of restricted stock units, or RSUs, in lieu of cash, as described further below. The amounts included reflect the compensation committee's determination to set the level of achievement at 50% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2017, as discussed further below.

(5)
Represents an annual incentive award earned as a result of our performance in the 2016 fiscal year paid in February 2017. The amounts included reflect the achievement at 100% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2016.

(6)
Represents $24,117 for premiums paid by us for health and group life insurance and $2,000 paid by us for life insurance.

(7)
Represents $27,272 for premiums paid by us for health and group life insurance and $439 paid by us for life insurance.

(8)
Represents $20,000 in commuting assistance bonuses paid to Dr. Garner during 2017, and $33,020 for premiums paid by us for health and group life insurance.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

        Pursuant to employment agreements entered into with us, each of our named executive officers is eligible to receive (i) a base salary and (ii) an annual performance bonus payable in cash, stock or a combination at the discretion of the compensation committee of the board of directors. The target amount of each named executive officer's annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives.

        The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2017, is listed in the table below:

Name	2017 Base Salary		2017 Target Performance Bonus
Al Altomari	$494,400	(1)	50%
Scott M. Coiante	$321,400	(2)	35%
Elizabeth Garner, M.D., M.P.H.	$371,300	(3)	35%

(1)
From January 1, 2017 through February 28, 2017, base salary was $480,000. Effective March 1, 2017, base salary was increased to $494,400. Mr. Altomari's discretionary bonus award earned as a result of our performance in the 2017 fiscal year was calculated on a base salary of $494,400.

(2)
From January 1, 2017 through February 28, 2017, base salary was $312,000. Effective March 1, 2017, base salary was increased to $321,400. Mr. Coiante's discretionary bonus award earned as a result of our performance in the 2017 fiscal year was calculated on a base salary of $321,400.

(3)
From January 1, 2017 through February 28, 2017, base salary was $360,500. Effective March 1, 2017, base salary was increased to $371,300. Dr. Garner's discretionary bonus award earned as a result of our performance in the 2017 fiscal year was calculated on a base salary of $371,300.

        None of our named executive officers received an increase in their respective base salaries for 2018. Our board of directors made the decision to not increase the base salaries of the named executive officers in order to conserve cash.

        Objectives for the named executive officers' target bonuses for our fiscal year ended December 31, 2017 included two general categories: (1) activities to support the approval of Twirla®, which included resubmission of the new drug application ("NDA") for Twirla by June 30, 2017, management of the resubmission process to ensure a timely review by the FDA, securing funding for our operations through the middle of 2018, and management of our financial and liquidity position for 2017, all collectively weighted at 70% of the total bonus potential, and (2) preparations for the commercial launch of Twirla, if approved, which included securing funding to support the launch of Twirla and related activities, preparing for validation of the Twirla commercial manufacturing process, board approval of a commercial launch plan for Twirla to support launch within 3 months of approval of Twirla, and development of a strategy for Twirla to be reimbursed by third party payors by commercial launch collectively weighted at 30% of the total bonus potential.

        Objectives for the 2017 named executive officer target bonuses were deemed to be achieved at 95%, which in the discretion of the compensation committee as informed by the recommendation of management, was reduced to 50% to reflect (i) the fact that the NDA for Twirla resulted in Agile receiving a complete response letter from the U.S. Food and Drug Administration, and (ii) our need to conserve cash. The named executive officers received bonus payments equal to the applicable target amounts set forth above paid in a number of RSUs of equivalent value. The RSUs vest on January 24, 2019, the one-year anniversary of the grant date. In January 2018, the target performance bonus percentage applicable for calculating bonus awards in 2018 for the named executive officers was increased as follows: Mr. Altomari from 50% to 55%, Mr. Coiante from 35% to 40%, and Dr. Garner from 35% to 40%.

        Each of our named executive officers is eligible to receive certain benefits if his or her employment is terminated under certain circumstances, as described under "Severance and Change in Control Benefits" below.

Equity Compensation

        We have historically offered stock options as the primary long-term incentive vehicle to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the board of directors considers granting stock options and other long-term incentive vehicles to our named executive officers based on such executive's individual performance for the preceding year and as an incentive for future performance. Stock options are granted under our 2014 Incentive Compensation Plan or the 2014 Plan, and generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        Effective January 24, 2018, the compensation committee of our board of directors granted options to:

  •
  Mr. Altomari a stock option to purchase 256,000 shares of our common stock at an exercise price of $3.46 per share, which was the closing price of our common stock on January 24, 2018 as reported by Nasdaq.

  •
  Mr. Coiante a stock option to purchase 107,000 shares of our common stock at an exercise price of $3.46 per share, which was the closing price of our common stock on January 24, 2018 as reported by Nasdaq.

  •
  Dr. Garner a stock option to purchase 107,000 shares of our common stock at an exercise price of $3.46 per share, which was the closing price of our common stock on January 24, 2018 as reported by Nasdaq.

        The compensation committee made its decision to grant stock options to our named executive officers, based on their individual performance for 2017.

        In addition to the stock options granted to the named executive officers, on January 24, 2018, the compensation committee granted performance-based restricted stock units, or Performance Units, under our 2014 Plan to the named executive officers, subject to the terms and conditions set forth in the issuance agreement for such Performance Units and the 2014 Plan. At that time, the committee approved the target number of Performance Units (equal to 100% of the Performance Units subject to the award, or the Target Award) and the percentages of the Target Award to be received for achievement of the performance goals during the performance period beginning on the date of grant and ending on December 31, 2019, or the Performance Period, as set forth below:

Name	Target Award of Performance Units
Al Altomari	125,000
Scott Coiante	50,000
Elizabeth Garner M.D., M.P.H.	50,000

        The Performance Units vest as follows: (i) 75% of the Target Award vests if the Primary Performance Goal (as defined in the participants' Performance Unit Issuance Agreement) is satisfied during the Performance Period, and (ii) 25% of the Target Award vests if the Secondary Performance Goal (as defined in the participants' Performance Unit Issuance Agreement) is satisfied during the Performance Period, provided that in either case the participant remains employed by Agile until the payment date for the vested Performance Units. Notwithstanding the foregoing, the committee has the discretion to increase or decrease the number of shares of common stock that vest by up to 25% of the Target Award based on Agile's performance in meeting the Performance Goals. Vested Performance Units will be paid in the form of shares of Agile's common stock between January 1, 2020 and March 15, 2020. If the executive's employment with Agile ends for any reason prior to the payment of the shares, or if the Performance Goals are not satisfied on or prior to the end of the Performance Period, the participant will forfeit the Performance Units, except as provided below.

        Upon a Change in Control (as defined in the participants' Performance Unit Issuance Agreement) on or prior to the end of the Performance Period, the Performance Units outstanding at the time of the Change in Control will vest immediately upon the closing of the Change in Control as follows: (a) 75% of the Target Award will vest if the Primary Performance Goal has been met (or could still be met) and (b) 25% of the Target Award will vest regardless of whether or not the Secondary Performance Goal has been met, provided that in either case the participant remains employed by Agile through the closing of the Change in Control. The compensation committee has the discretion to increase or decrease the number of shares of common stock that vest by up to 25% of the Target Award based on Agile's performance in meeting the Performance Goals. The shares of common stock subject to those vested Performance Units will be issued as soon as possible after the Change in Control or will be converted into the same consideration payable to the other Agile shareholders.

2017 Performance Units

        The performance units that were granted to the named executive officers on April 11, 2017 did not satisfy the minimum performance conditions established under the program, which included NDA approval of Twirla, and thus these awards were forfeited.

        As described under "Outstanding Equity Awards as of December 31, 2017" below, all outstanding and unvested options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the board of directors. In addition, all outstanding equity awards held by our named executive officers are subject to accelerated vesting in the event of a termination without cause or resignation for good reason that occurs in connection with a change in control, as described under "Severance and Change in Control Benefits" below.

Outstanding Equity Awards as of December 31, 2017

        The following table sets forth information regarding each outstanding equity award held by each of our named executive officers as of December 31, 2017. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

			Option Awards				Stock Awards
Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(4)
Al Altomari	4/24/2008		16	—	285.71	4/23/2018
	8/1/2008		108	—	285.71	7/31/2018
	3/10/2010		16,541	—	0.71	3/9/2020
	12/9/2010		144,599	—	1.76	12/8/2020
	12/6/2012		262,145	—	4.38	12/5/2022
	6/24/2014		63,455	9,045	10.75	6/23/2024
	2/19/2015		63,750	26,250	9.45	2/18/2025
	2/19/2015		63,750	26,250	10.75	2/18/2025
	2/8/2016		45,830	54,170	5.93	2/7/2026
	2/8/2016						16,667	$44,834
	1/25/2017		—	240,000	2.26	1/24/2027
Scott M. Coiante	12/9/2010		23,866	—	1.76	12/8/2020
	12/6/2012		26,227	—	4.38	12/5/2022
	3/28/2014		26,909	1,791	8.01	3/27/2024
	6/24/2014		103,270	14,730	10.75	6/23/2024
	2/19/2015		26,579	10,921	9.45	2/18/2025
	2/19/2015		26,579	10,921	10.75	2/18/2025
	2/8/2016		43,540	51,460	5.93	2/7/2026
	1/25/2017		—	100,000	2.26	1/24/2027
	1/25/2017						35,000	$94,150
Elizabeth Garner, M.D., M.P.H.	3/6/2014	(3)	62,440	—	8.01	3/5/2024
	3/28/2014		20,425	1,345	8.01	3/27/2024
	6/24/2014		103,270	14,730	10.75	6/23/2024
	2/19/2015		35,424	14,576	9.45	2/18/2025
	2/19/2015		35,424	14,576	10.75	2/18/2025
	2/8/2016		41,250	48,750	5.93	2/7/2026
	1/25/2017		—	100,000	2.26	1/24/2027
	1/25/2017						35,000	$94,150

(1)
Except as otherwise indicated, the option awards listed in the table above vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive's continuous service with us through the vesting date.

(2)
All of the option awards listed in the table above were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.

(3)
Upon the initial grant, 50% of the shares subject to the option were scheduled to vest over four years provided Dr. Garner remains in continuous service with us through that time and 50% of the shares subject to the option were intended to vest upon attainment of certain specified performance goals. Of the 50% subject to service-based vesting, 7,805 shares vested on December 23, 2014 and the remainder vested in substantially equal monthly installments commencing January 2015 and ending in December 2017. On April 24, 2015, the Compensation Committee amended the option to eliminate the performance goals and provide that 100% of the shares subject to the option are subject to vesting based on Dr. Garner's continuous service with the Company as if service-based vesting applied to 100% of the shares subject to the option as of the date of grant, as more fully described above in "Equity Compensation."

(4)
Market value is based on the closing price of $2.69 on December 29, 2017, the last trading day of 2017.

Severance and Change in Control Benefits

Al Altomari

        We entered into an employment agreement with Mr. Altomari on October 11, 2010, which was amended on December 18, 2012, and amended and restated on April 12, 2016. Pursuant to the terms of the agreement, Mr. Altomari is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Altomari shall be paid in full upon the change in control.

        In the event Mr. Altomari's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination due to his disability or until Mr. Altomari obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Altomari's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Altomari's health insurance premiums for a period of 18 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Altomari (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Altomari would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Altomari's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Altomari's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Altomari's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Altomari's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Altomari's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for an 18-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 12-month period following his termination date in all other cases.

Scott M. Coiante

        We entered into an employment agreement with Mr. Coiante on April 12, 2016. Pursuant to the terms of the agreement, Mr. Coiante is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Coiante shall be paid in full upon the change in control.

        In the event Mr. Coiante's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 6 months following the date of his termination, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination due to his disability or until Mr. Coiante obtains employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Coiante's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Coiante's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Coiante (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Coiante would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Coiante's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Coiante's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Coiante's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Coiante's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Coiante's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following his termination date in all other cases.

Elizabeth Garner, M.D., M.P.H.

        We entered into an employment agreement with Dr. Garner on April 12, 2016. Pursuant to the terms of the agreement, Dr. Garner is entitled to receive certain benefits in the event her employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, she is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner. In the event of a change in control following her termination, any base salary continuation payments still due to Dr. Garner shall paid in full upon the change in control.

        In the event Dr. Garner's employment terminates as a result of her disability, she will be entitled to receive (i) base salary continuation for a period of 6 months following the date of her termination, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination due to her disability or until Dr. Garner obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, she is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times her then annual rate of base salary, (ii) a lump sum cash payment equal to Dr. Garner's target annual bonus for the year in which her termination occurs, (iii) reimbursement of Dr. Garner's health insurance premiums for a period of 12 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Dr. Garner (whether or not under her employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that she is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or her subsequent termination of employment. However, such reduction will not be made if Dr. Garner would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Dr. Garner's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Dr. Garner's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Dr. Garner's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Dr. Garner's willful violation of the Company's bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Dr. Garner's execution and non-revocation of a general release of claims against the Company, and her compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after her termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following her termination date in all other cases.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical expenses incurred by such named executive officer and, if applicable, his or her eligible dependents, through a health reimbursement account funded by us.

        Effective April 12, 2016, the compensation committee of our board of directors approved a life insurance benefit for our named executive officers in an amount equal to up to twice the named executive officer's base salary and target bonus capped at $1,000,000.

        We do not generally provide our named executive officers with perquisites or other personal benefits (other than periodic payment of commuting expenses and severance benefits, and the life insurance benefit, as described above).

COMPENSATION COMMITTEE REPORT

        The information contained in the following report of Agile's compensation committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

        The compensation committee has reviewed and discussed the section captioned "Executive Compensation," included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this "Executive Compensation" section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

James Tursi, M.D. (Chair)
Seth H.Z. Fischer
William T. McKee

PROPOSAL TWO
APPROVAL OF AMENDED AND RESTATED 2014 INCENTIVE COMPENSATION PLAN

2014 Incentive Compensation Plan

        Introduction.    In 2014, our board of directors adopted, and our stockholders approved our 2014 Incentive Compensation Plan, which became effective on May 22, 2014. We refer to the 2014 Incentive Compensation Plan as the 2014 Plan. Our 2014 Plan is designed to attract and retain talented employees, directors and consultants necessary for our continued growth and success. The 2014 Plan will terminate no later than May 21, 2024, unless extended with stockholder approval.

        When the 2014 Plan first became effective, we had initially reserved 2,255,050 shares of our common stock for issuance under the 2014 Plan. Such share reserve was comprised of (i) 167,759 shares that were available for issuance in the aggregate under both our previous incentive plans, the 2008 Equity Incentive Plan and the 1997 Equity Incentive Plan on the effective date of the 2014 Plan, plus (ii) 1,387,291 shares subject to outstanding awards under our previous incentive plans, that were transferred to the 2014 Plan on the effective date, plus (iii) 700,000 additional shares of our common stock so that the initial total reserve of the 2014 Plan was equal to 2,255,050 shares. The number of shares of our common stock available for issuance under the 2014 Plan has increased to 6,410,914 as of April 18, 2018 by operation of the annual "evergreen" provision in the 2014 Plan.

        As more fully described below under the section titled "Background of the Amended 2014 Plan," as of April 18, 2018, only 228,832 shares of our common stock remain available for future issuance under the 2014 Plan. Our board of directors has determined that this amount is insufficient to meet our needs for future equity incentive awards. In light of such determination, the compensation committee and our board of directors, in consultation with our compensation consultant, Pay Governance, our compensation consultant undertook a comprehensive review of the 2014 Plan in order to propose amendments to the 2014 Plan in order to increase the number of shares authorized for issuance under the 2014 Plan and to incorporate any other changes that our board of directors determined to be advisable as a result of such review.

        Based on such review, on April 11, 2018, our board of directors unanimously approved the Amended and Restated 2014 Incentive Compensation Plan, which we refer to as the Amended 2014 Plan, and directed that the Amended 2014 Plan be submitted for stockholder adoption at the Annual Meeting with the following principal changes to the 2014 Plan:

  •
  an increase of 2,500,000 shares to the Amended 2014 Plan, resulting in an aggregate amount of shares available for issuance under the Amended 2014 Plan of 8,910,914 shares; and

  •
  certain other changes described below that our board of directors determined to be advisable.

        Our board of directors believes that approval of the Amended 2014 Plan is critical to our ability to attract, retain and motivate employees, including our executive officers, consultants and directors, and to align interests of such employees with those of our shareholders. Our board of directors has recommended that our stockholders approve the Amended 2014 Plan because it believes, after consulting with Pay Governance, that it would be in the best interests of us and its shareholders to have a plan with a sufficient number of shares available for new awards.

        If the shareholders vote to approve the Amended 2014 Plan at the Annual Meeting, the Amended 2014 Plan will be immediately effective on June 7, 2018. If the Amended 2014 Plan is not approved by our shareholders, then the 2014 Plan will remain in effect with any shares previously authorized under the 2014 Plan remaining available for future awards under the 2014 Plan, together with shares added by operation of the annual "evergreen" provision of the 2014 Plan.

Background of the Amended 2014 Plan

        At the time our board of directors and stockholders approved the 2014 Plan in May 2014, we believed that the shares of our common stock available for issuance under the 2014 Plan would allow us to provide adequate equity compensation to current and future employees based on internal forecasts for the foreseeable future. The 2014 Plan initially provided for the issuance of up to an aggregate of 2,255,050 shares of our common stock, which was subsequently increased to 6,410,914 pursuant to the annual "evergreen" provision in the 2014 Plan.

        In connection with our plans to seek regulatory approval of Twirla, our lead product candidate, and the subsequent commercialization and launch plans for Twirla, if approved by the FDA, our compensation committee and our board of directors, in consultation with Pay Governance, conducted an extensive analysis and assessment of our compensation arrangements. As a result of such analysis and assessment, our compensation committee and board of directors determined that additional shares of our common stock are needed under the 2014 Plan in order to make future grants of long-term equity incentive compensation to our current and future employees, including those employees recruited to expand our sales and marketing capabilities, and to our executives, consultants and directors in connection with performance incentives related to our plans to obtain regulatory approval of Twirla from the FDA and the anticipated commercial launch of Twirla, if approved. In light of such determination, our compensation committee and board of directors undertook a comprehensive review of the 2014 Plan in order to consider and propose additional amendments providing for an appropriate increase to the aggregate number of shares authorized for issuance under the 2014 Plan and to incorporate any other changes that our board of directors determines to be advisable as a result of such review. Based on such review, our board of directors approved, subject to stockholder approval, the Amended 2014 Plan. The Amended 2014 Plan provides for an increase of 2,500,000 shares to the aggregate number of shares available for issuance under the 2014 Plan. Accordingly, an aggregate number of 8,910,914 shares will be available for issuance under the Amended 2014 Plan, inclusive of shares subject to awards issued under the 2014 Plan that remain outstanding as of April 18, 2018. While retained in the Amended 2014 Plan, it was determined that the annual "evergreen" provision under the 2014 Plan would not provide sufficient additional shares on a yearly basis in order to allow us flexibility to make future awards.

        In determining the amount of the increase to our share reserve under the Amended 2014 Plan, our board of directors and compensation committee, in consultation with Pay Governance, considered a number of factors, including the following:

  •
  Shares Available for Grant.  Currently, a maximum of 6,410,914 shares of our common stock may be granted under the 2014 Plan. As of April 18, 2018, 228,832 shares remained available for grant under the 2014 Plan, which is the sole equity compensation plan under which we currently grant equity awards. The proposed Amended 2014 Plan would increase the number of shares available for grant under the 2014 Plan by 2,500,000 shares, bringing the total that will remain available to be granted under the Amended 2014 Plan to 8,910,914 shares. As of April 18, 2018, no benefits or amounts relating to the additional 2,500,000 shares have been received by, or allocated to, any individuals.

  •
  Shares Outstanding.  As of April 18, 2018, under the 2014 Plan there were: (i) 4,875,305 shares subject to outstanding options, with a weighted average exercise price of $5.25 and a weighted average remaining term of 7.6 years, and (ii) 285,948 shares subject to outstanding restricted stock units.

  •
  Overhang.  As of April 18, 2018, our overhang is 13.1%. For this purpose we calculated overhang as (i) 4,875,305 shares subject to outstanding options under the 2014 Plan, plus (ii) 285,948 shares subject to outstanding restricted stock units under the 2014 Plan, divided by (a) 34,248,268, which is the total outstanding shares of our Common Stock as of April 18, 2018, plus (b) 5,161,253 which is the total shares underlying outstanding options and restricted stock units under the 2014 Plan.

  •
  Burn Rate.  Burn rate measures our usage of shares for the 2014 Plan as a percentage of the total outstanding shares of our Common Stock. For the years ended December 31, 2017 and 2016, our burn rates were 4.5% and 3.1%, respectively. The rates were calculated by dividing the number of options and restricted stock units that were granted during each year by the weighted average number of shares outstanding during that year. Our average annual burn rate of 3.8% over this period were each within Institutional Shareholder Services Inc., or ISS, guidelines for the Pharmaceuticals and Biotechnology Industry for Russell 3000 and Non-Russell 3000 companies.

  •
  Forecasted Grants.  Our board of directors anticipates that the proposed share increase under the Amended 2014 Plan, based on currently projected share use, will be sufficient for the granting of equity awards under the Amended 2014 Plan for approximately three years. The forecasted projected share use assumes we will grant options and restricted stock units (less cancellations and forfeitures) based on our historical averages, adjusted for the expected growth in our business. including adding employees over the next twelve months to support the commercialization of Twirla, if approved, and approximately 70 to 100 sales professionals over the next twenty-four months to commercialize Twirla, if approved. Despite the projected share use described above, future circumstances and business needs, such as higher than expected headcount increases to commercialize Twirla, if approved, the development efforts for our other potential product candidates, changes in the growth of our business, and any activities relating to in-licensing of product candidates or acquisitions, may result in a significant increase in projected options or restricted stock unit grants under the Amended 2014 Plan.

        It is also imperative that we continue to make additional long-term equity incentive awards to our employees, including our executive officers, consultants and directors. If the Amended 2014 Plan is not approved, we will be limited in our ability to issue future equity awards and thereby incentivize employees, consultants and directors or attract new employees, consultants and directors to accomplish our proposed commercial objectives.

        In addition to the foregoing changes, based on the review of the 2014 Plan by our compensation committee and our board of directors, the Amended 2014 Plan includes certain other amendments to the 2014 Plan. In particular, the additional substantive amendments to the 2014 Plan include changes to: (i) increase certain exceptions to annual individual employee grant limits, (ii) create annual individual non-employee director grant limits, (iii) prohibit the payment of dividends and dividend equivalents on unvested awards, (iv) add a minimum vesting requirement for awards, and (v) increase the annual limit on the number of shares to be increased in the Amended 2014 Plan based on the annual "evergreen" provision from 1,500,000 to 1,800,000 per year.

        A summary of the essential features of the Amended 2014 Plan is set forth below. This summary is subject to and qualified in its entirety by the full text of the Amended 2014 Plan, which is attached to this Proxy Statement as Appendix A.

Description of the Amended 2014 Plan

        Share Reserve.    The share reserve will automatically increase on the first trading day in January each calendar year during the term of the Amended 2014 Plan by an amount equal to 4% of the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year. In no event, however, will any such annual increase exceed 1,800,000 shares.

        Incentive Programs.    Our Amended 2014 Plan is divided into three separate incentive compensation components:

  •
  the discretionary grant program under which eligible individuals in our employ or service may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of such common stock;

  •
  the stock issuance program under which eligible individuals may be issued shares of our common stock, without the payment of a cash issuance price, pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the attainment of pre- established performance objectives and/or the completion of a designated service period; and

  •
  the incentive bonus program under which eligible individuals may earn cash bonus awards tied to the attainment of pre-established performance objectives.

        Limitations.    The Amended 2014 Plan will impose the following limitations on the size of the awards which may be made on a per participant basis:

  •
  No one person may receive stock options and stand-alone stock appreciation rights for more than 1,500,000 shares of our common stock in the aggregate per calendar year;

  •
  No one person may receive stock-based awards (other than stock options and stand-alone stock appreciation rights) for more than 1,500,000 shares of our common stock in the aggregate per calendar year; and

  •
  The maximum dollar amount for which a participant may receive awards denominated in dollars will be limited to $1,500,000 in the aggregate per calendar year.

        In addition, the Amended 2014 Plan will limit the amount of awards any individual director can receive in one year to $750,000.

        In addition, the maximum number of shares of our common stock that may be issued under our Amended 2014 Plan pursuant to stock options intended to qualify as incentive stock options under the federal tax laws may not exceed 8,910,914 shares. This share limitation, however, will automatically be increased on the first trading day in January each calendar year by the number of shares of our common stock added to the share reserve on that day pursuant to automatic share increase feature described above.

        Eligibility.    Officers and employees, non-employee members of our board of directors and independent consultants, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) are eligible to participate in the Amended 2014 Plan. As of April 18, 2018, approximately 21 employees and 6 non-employee directors were eligible to receive awards under the Amended 2014 Plan. While consultants and advisors are eligible to receive awards under the Amended 2014 Plan, we do not currently anticipate issuing awards to consultants or advisors on a regular basis.

        Administration.    The compensation committee of our board of directors has the exclusive authority to administer the plan with respect to awards made to our executive officers and non-employee board members and also has the authority to make awards under those programs to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make awards under those programs to individuals other than our executive officers and non-employee board members. We refer to the particular entity carrying out its authorized administrative functions under the Amended 2014 Plan, whether the compensation committee, the board of directors, or a secondary committee, as the plan administrator. The plan administrator will determine which eligible individuals are to receive awards under those programs, the time or times when those awards are to be made, the number of shares subject to each such award, the applicable vesting, exercise and settlement schedules for each such award, the maximum term for which such award is to remain outstanding and the cash consideration (if any) payable per share.

        Plan Features.    Our Amended 2014 Plan includes the following features:

  •
  The exercise price for options and stock appreciation rights will not be less than the fair market value per share of our common stock on the grant date. No stock option or stock appreciation right will have a term in excess of ten years, and each grant will be subject to earlier termination following the recipient's cessation of service with us. The grants will generally vest and become exercisable in installments over the recipient's period of continued service. However, one or more awards may be structured so that those awards will vest and become exercisable only after the achievement of pre-established performance objectives.

  •
  Two types of stock appreciation rights may be granted:

  1.
  Tandem rights, which provide the holders with the election to surrender their outstanding options for an appreciation distribution from us equal to the excess of (i) the fair market value of the vested shares subject to the surrendered option over (ii) the aggregate exercise price payable for those shares; and

  2.
  Stand-alone rights, which allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange a distribution from us in an amount equal to the excess of (i) the fair market value of the shares as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares.

  •
  The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may be paid in cash or shares of our common stock.

  •
  Under the stock issuance program, shares may be issued, without any cash payment required of the recipient, either as a stock bonus or pursuant to performance share awards, restricted stock or restricted stock unit awards or other stock-based awards, which entitle the recipients to receive the underlying shares upon the attainment of designated performance objectives and/or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting event.

  •
  Cash bonuses and performance units may be awarded under the incentive bonus program. Cash bonuses may be structured to vest and become payable upon the attainment of pre-established performance objectives and/or the completion of a designated service period. A performance unit will represent either (i) a unit with a dollar value tied to the level at which one or more pre-established performance objectives are attained or (ii) a participating interest in a special bonus pool funded on the basis of the levels at which the pre-established performance objectives are attained.

  •
  Performance objectives under the full value award and incentive bonus programs may be based on one or more of the following metrics: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of our technology or of one or more of our products and/or product candidates, (iii) achievement of specified milestones in the commercialization of one or more of our products, if approved (iv) achievement of specified milestones in the manufacturing of one or more of the our products and/or product candidates, (v) expense targets, (vi) share price, (vii) total shareholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization and/or stock-based compensation expense, (xviii) economic value added, (xix) market share, (xx) working capital targets, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions and (xxii) employee retention and recruiting and human resources management. Each performance objective tied to one of the listed metrics may be structured to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation and governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) costs and expenses incurred in connection with mergers and acquisitions; (F) extraordinary or nonrecurring items; (G) bonus or incentive compensation costs and expenses, (H) items of income, gain, loss or expense attributable to the operations of any acquired or divested business, and (I) the impact of foreign currency fluctuations or changes in exchange rates.

  •
  The plan administrator will have the discretion to waive the vesting requirements for any outstanding awards under the stock issuance or incentive bonus programs as to which the applicable service-vesting requirements are not met or the applicable performance objectives are not attained. Such waiver will result in the immediate vesting of each affected award. However, in general, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of grant to qualify as performance-based compensation under Internal Revenue Code Section 162(m).

  •
  Dividend equivalent rights may be made under the Amended 2014 Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock), which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution or may be deferred to a later date. Payment may be made in cash or shares of our common stock. The actual terms and conditions governing such dividend equivalent rights will be established by the plan administrator at the time those rights are awarded; provided, however, that no dividend-equivalent units relating to restricted stock unit or share right awards subject to performance-vesting conditions shall vest or otherwise become payable prior to the time the underlying award (or portion thereof to which such dividend- equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying award.

  •
  The Amended 2014 Plan includes the following change in control provisions which may result in the accelerated vesting of outstanding awards:

  •
  Immediately prior to a change in control, each outstanding stock option or stock appreciation right which is not to be assumed by the successor corporation or otherwise continued in effect will automatically vest in full on an accelerated basis. However, the plan administrator has the authority to grant stock options or stock appreciation rights which will immediately vest immediately prior to a change in control, even if those awards are to be assumed by the successor corporation or otherwise continued in effect.

  •
  The plan administrator also has complete discretion to structure one or more stock options or stock appreciation rights, so those awards will vest as to all the underlying shares in the event those awards are assumed or otherwise continued in effect but the individual's service with us or the acquiring entity is subsequently terminated within a designated period following the change in control event.

    •
    Outstanding awards under the stock issuance or incentive bonus program may be structured so that those awards will vest immediately prior to a change in control or upon a subsequent termination of the individual's service with us or the acquiring entity.

    •
    A change in control transaction will be deemed to occur should any of the following events occur: (i) we are acquired by merger or asset sale; (ii) any person or group of related persons becomes the beneficial owner of securities possessing more than fifty percent of the total combined voting power of all our outstanding securities or representing more than fifty percent of the aggregate market value of all our outstanding capital stock; or (iii) there occurs certain changes in the composition of our board of directors.

  •
  In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of the outstanding shares of our common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Amended 2014 Plan; (ii) the maximum number and/or class of securities by which the share reserve under the Amended 2014 Plan may increase automatically each calendar year; (iii) the maximum number and/or class of securities which may be issued under the Amended 2014 Plan pursuant to incentive stock options and the maximum number and/or class of securities by which that limitation automatically increases each calendar year; (iv) the maximum number and/or class of securities for which any one person may be granted stock options and stand-alone stock appreciation rights per calendar year; (v) the maximum number and/or class of securities for which any one person may be granted other stock-based awards per calendar year; (vi) the number and/or class of securities and the exercise price per share in effect for each outstanding stock option and stock appreciation right under the discretionary grant program; (vii) the number and/or class of securities subject to each outstanding full-value award under the stock issuance program and the cash consideration (if any) payable per share; and (viii) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of our common stock. These adjustments will be made in such manner as the plan administrator deems appropriate and will be binding on all persons with an interest in the Amended 2014 Plan or any outstanding award under the Amended 2014 Plan.

  •
  The plan administrator may provide for the automatic withholding of a portion of the shares otherwise issuable to participants in the Amended 2014 Plan to satisfy the withholding taxes to which they become subject in connection with the issuance, exercise or vesting of their awards under such plan. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

  •
  Subject to applicable law and regulations, the plan administrator may structure one or more awards under the plan so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

  •
  The plan administrator does not have the authority, without stockholder approval, to (i) implement cancellation/regrant programs pursuant to which outstanding options or stock appreciation rights under the Amended 2014 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding options or stock appreciation rights under the Amended 2014 Plan with exercise or base prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash or in equity securities of the company or (iii) reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended 2014 Plan.

  •
  Unless sooner terminated by our board of directors or in connection with a change in control, the Amended 2014 Plan will terminate on May 21, 2024. However, any awards outstanding at the time of such plan termination will continue in force and effect in accordance with their existing terms.

  •
  Plan amendments will be subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the stock exchange on which our common stock is at the time primarily traded.

Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2014 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This summary is limited to the United States federal income tax consequences to recipients of awards under the Amended 2014 Plan who are individual "U.S. Persons" as defined under the Code.

        Incentive Stock Options.    A participant in the Amended 2014 Plan will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonqualified Stock Options." The difference between the exercise price of an incentive stock option and the fair market value of the stock obtained pursuant to such exercise will be taken into account in determining a participant's alternative minimum tax liability.

        A participant will have income upon the sale of the shares acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and, if the sales proceeds exceed the value of the shares on the date of exercise, all or a portion of the profit will be ordinary income and the portion (if any) by which the sales proceeds exceed the exercise date value of the stock will be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term. Long-term capital gains are subject to preferential rates of tax under the Code, whereas short-term capital gains are subject to the rates applicable to ordinary income (currently a maximum of 37% for taxable years beginning in 2018 through 2025).

        Nonqualified Stock Options.    A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

        Stock Appreciation Rights.    A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year following the exercise of the stock appreciation right and otherwise will be short-term.

        Restricted Stock Awards.    A participant will not have income upon the grant of restricted stock unless an election under Section 83 (b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the shares on the date of grant less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make an election under Section 83(b), then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When vested shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. In each case, any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

        Restricted Stock Units.    A participant will not have income upon the grant of a restricted stock unit. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

        Other Stock-Based Awards.    The tax consequences associated with any other stock-based award granted under the Amended 2014 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

        Tax Consequences to us.    There will be no tax consequences to us with respect to awards made under the Amended 2014 Plan, except that we will be entitled to a deduction when a participant has compensation income (or upon a disqualifying disposition of an incentive stock option). Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Awards

        The following table provides information as of December 31, 2017 with respect to the equity securities authorized for issuance under our 2014 Plan:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	4,069,666	(2)	$5.75	211,141
Equity compensation plans not approved by stockholders	—		—	—

Total	4,069,666			211,141

(1)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.

(2)
Consists of outstanding (i) options to purchase 3,805,305 shares of common stock and (ii) restricted stock units covering an aggregate of 264,361 shares of common stock. Shares in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

        As of April 18, 2018, our named executive officers had the following number of options, RSUs and Performance Units outstanding under the 2014 Plan:

Outstanding Equity Awards

Named Executive Officer	Stock Options to Purchase shares of Common Stock	RSUs	Performance Units
Al Altomari	1,271,909	35,314	125,000
Scott M. Coiante	573,793	33,570	50,000
Elizabeth Garner	599,210	36,065	50,000

        All current executive officers as a group had stock options to purchase 3,361,091 shares of common stock, RSUs representing the right to receive 178,254 shares of common stock and Performance Units representing the right to receive 365,000 shares of common stock outstanding under the 2014 Plan. All current directors who are not executive officers as a group had stock options to purchase 336,000 shares of common stock and RSUs representing the right to receive 107,694 shares of common stock outstanding under the 2014 Plan. Each of Drs. Hubbard and Tursi, our current director nominees, had stock options to purchase 63,000 shares of common stock and RSUs representing the right to receive 17,949 shares of common stock outstanding under the 2014 Plan. All non-executive officer employees as a group had stock options to purchase 1,026,116 shares of common stock outstanding under the 2014 Plan. No associates of our directors or executive officers have received options under the 2014 Plan. No other person has received five percent or more of the outstanding awards issued under the 2014 Plan. On April 18, 2018, the closing sales price of our common stock as reported on the Nasdaq Global Market was $2.86 per share.

New Plan Benefits

        We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the Amended 2014 Plan because awards under the Amended 2014 Plan are discretionary. Whether future awards will be made will depend on compensation committee action, and the value of any future equity awards will ultimately depend on the future price of our stock, among other factors, and will be subject to such vesting conditions as the compensation committee determines from time to time. The following table sets forth information with respect to awards made in twelve months ended December 31, 2017 under the 2014 Plan to our named executive officers, our executive officers as a group and our directors:

Name	Number of Stock Options (#)	Number of Restricted Stock Units (#)	Number of Performance Units (#)	Dollar Value ($)(1)
Al Altomari	240,000	—	100,000	367,200
Chairman and CEO
Scott M. Coiante	100,000	35,000	40,000	232,100
CFO
Elizabeth Garner M.D., M.P.H.	100,000	35,000	40,000	232,100
CMO
All Executive Officers as a group (6 persons)	743,000	140,000	260,000	1,395,050
All Non-Employee Directors as a group (6 persons)	84,000	107,694	—	630,007
All Employees, excluding our Executive Officer, as a group (15 persons)	318,750	—	—	663,288

(1)
Reflects the grant date fair value determined in accordance with ASC 718. The assumptions made in these valuations are included in Note 9 of the Notes to the Annual Financial Statements included in our Annual Report on Form 10-K. for the year ended December 31, 2017.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGILE THERAPEUTICS AMENDED AND RESTATED 2014 INCENTIVE COMPENSATION PLAN

PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2018. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2009. Our audit committee reviews the engagement of Ernst & Young LLP annually following completion of Ernst & Young LLP's audit of the prior year's financial statements. Our audit committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent auditors in accordance with Nasdaq listing standards. The audit committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. Under SEC rules and Ernst & Young LLP's practice, the lead engagement audit partner, as well as consulting partner, are each required to change every five years. Our audit committee interviewed and approved the audit partner.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Agile and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees(1)	$420,000	$415,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—

Total Fees	$420,000	$415,000

(1)
Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including our 2017 and 2016 public offerings of common stock in connection with our shelf registration statement. Included in the 2017 and 2016 audit fees are $70,000 and $75,000, respectively, of fees billed in connection with our public offerings of common stock.

(2)
Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 18, 2018 (except as otherwise noted) for:

  •
  based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 34,248,268 shares of common stock outstanding at April 18, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 18, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
ProQuest Investments(2)	5,062,363	14.8%
Perceptive Advisors LLC(3)	3,530,000	10.3%
Investor Growth Capital(4)	3,510,189	10.2%
Care Capital(5)	3,010,189	8.8%
Frankin Advisors Inc.(6)	2,867,800	8.4%
Caxton Corporation(7)	1,823,012	5.3%
Named Executive Officers and Directors
Al Altomari(8)	957,251	2.8%
Elizabeth Garner M.D., M.P.H.(9)	378,610	1.1%
Scott M. Coiante(10)	358,768	1.0%
John Hubbard, Ph.D., FCP(11)	80,949	*
Abhijeet Lele(12)	80,949	*
William T. McKee(13)	80,949	*
James P. Tursi, M.D.(14)	80,949	*
Ajit Shetty, Ph.D.(15)	66,949	*
Seth H.Z. Fischer(16)	38,949	*
All current executive officers and directors as a group (12 persons)	2,526,973	7.3%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 34,248,268 shares outstanding on April 18, 2018.

(2)
Includes (a) 3,103,488 shares of common stock held by ProQuest Investments III, L.P. and (b) 1,958,875 shares of common stock held by ProQuest Investments IV, L.P. Jay Moorin and Alain Schreiber, M.D. are managing members of ProQuest Associates III, LLC and ProQuest Associates IV, LLC, the general partners of ProQuest Investments III, L.P. and ProQuest Investments IV, L.P., respectively and may be deemed to have shared voting, investment and dispositive power with respect to these shares. The address for ProQuest Investments III, L.P. and ProQuest Investments IV, L.P. is 2430 Vanderbilt Beach Road #108-190, Naples FL 34109.

(3)
Share ownership information is based upon a Schedule 13 G/A filed by Perceptive Life Sciences Master Fund, Ltd. (the "Fund"), Perceptive Advisors LLC (the "Advisor") and Joseph Edelman on March 21, 2018. These shares are held of record by the Fund. The Advisor serves as the investment manager of the Fund and Mr. Edelman is the managing member of the Advisor. As such, the Fund, the Advisor and Mr. Edelman may each be deemed to share voting and investment power over these shares. The address for each of the Fund, the Advisor and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

(4)
Includes (a) 1,000,618 shares of common stock held by Investor Growth Capital Limited, (b) 428,837 shares of common stock held by Investor Group, L.P. and (c) 2,080,734 shares of common stock held by IGC Fund VI, L.P. Investor Growth Capital Limited is a Cayman Islands limited company and an indirectly wholly owned subsidiary of Investor AB, a publicly held Swedish company. Investor Group, L.P. is a Guernsey limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company, which is indirectly wholly-owned by Investor AB, serves as the general partner. IGC Fund VI, L.P. is a limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company, which is indirectly wholly-owned by Investor AB, serves as the general partner. The address for Investor Growth Capital is 1177 Avenue of the Americas, 47th Floor, New York, NY 10036.

(5)
Includes (a) 2,960,743 shares of common stock held by Care Capital Investments III LP and (b) 49,446 shares of common stock held by Care Capital Offshore Investments III LP. Care Capital III LLC is the general partner of Care Capital Investments III LP and Care Capital Offshore Investments III LP (collectively, "Care Capital") and as a result, Care Capital III LLC has the ultimate power to vote or direct the vote and to dispose or direct the disposition of such shares. Jerry N. Karabelas, Jan Leschly, Richard Markham and David R. Ramsay are the four managing members at Care Capital III LLC, and in their capacity as such, may be deemed to exercise shared voting and investment power over the shares held by the reporting persons, each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for Care Capital Investments III LP is P.O. Box 276, Avon by the Sea, NJ 07717.

(6)
Share ownership information is based upon a Schedule 13G filed by Franklin Resources, Inc. with the Securities and Exchange Commission on February 5, 2018. As of December 31, 2017, Franklin Resources, Inc. reported an aggregate beneficial ownership of 2,867,800 shares of our common stock. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(7)
Caxton Corporation provided the following information on its Amendment No. 1 to its Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2018. As of December 31, 2017, Caxton Corporation reported an aggregate beneficial ownership of 1,823,012 shares of our common stock. Bruce S. Kovner is the Chairman and sole shareholder of Caxton

  Corporation. The address for Caxton Corporation, CDK Associates, L.L.C. and Bruce S. Kovner is 731 Alexander Road, Bldg. 2, Princeton, NJ 08540.

(8)
Includes (a) 178,254 shares of common stock owned by Mr. Altomari and (b) 778,997 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of April 18, 2018.

(9)
Includes (a) 11,735 shares of common stock owned by Dr. Garner and (b) 366,875 shares of common stock that Dr. Garner has the right to acquire from us within 60 days of April 18, 2018.

(10)
Includes (a) 14,686 shares of common stock owned by Mr. Coiante and (b) 344,082 shares of common stock that Mr. Coiante has the right to acquire from us within 60 days of April 18, 2018.

(11)
Represents 80,949 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of April 18, 2018.

(12)
Represents 80,949 shares of common stock that Mr. Lele has the right to acquire from us within 60 days of April 18, 2018.

(13)
Represents 80,949 shares of common stock that Mr. McKee has the right to acquire from us within 60 days of April 18, 2018.

(14)
Represents 80,949 shares of common stock that Dr. Tursi has the right to acquire from us within 60 days of April 18, 2018.

(15)
Includes (a) 7,000 shares of common stock owned by Dr. Shetty and (b) 66,949 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of April 18, 2018.

(16)
Represents 38,949 shares of common stock that Mr. Fischer has the right to acquire from us within 60 days of April 18, 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under "Management—Director Compensation" and "Executive Compensation," the following is a description of transactions since January 1, 2017, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Registration Rights Agreement

        We are party to a registration rights agreement that provides certain holders of our common stock, including certain holders of 5% of our capital stock and entities affiliated with certain of our directors, with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. Abhijeet Lele, one of our directors, was formerly Managing Director and Head of Healthcare Investing at Patricia Industries, a part of Investor AB, an affiliate of IGC Fund VI, L.P.

Employment Agreements

        We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements, see the section of this prospectus entitled "Executive Compensation."

Equity Awards and Payments to Executive Officers and Directors

        We have granted stock options to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled "Management—Director Compensation" and "Executive Compensation."

Review and Approval of Related Party Transactions

        Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

        A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person's interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

  •
  the related person's interest in the transaction;

  •
  the approximate dollar value of the transaction;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

  •
  the purpose and potential benefit to us of the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2017, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Agile's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Agile's audit committee charter, published on the corporate governance section of Agile's website at http://ir.agiletherapeutics.com/.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2017

        The audit committee has reviewed and discussed with Agile's management and Ernst & Young LLP the audited financial statements of Agile Therapeutics, Inc. for the year ended December 31, 2017. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Agile's annual report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

William T. McKee (Chair)
John Hubbard, Ph.D., FCP
Abhijeet Lele

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS
Princeton, NJ April 25, 2018

APPENDIX A

AGILE THERAPEUTICS, INC.

AMENDED AND RESTATED 2014 INCENTIVE COMPENSATION PLAN

ARTICLE ONE

GENERAL PROVISIONS

        I.    PURPOSE OF THE PLAN

        This Amended and Restated 2014 Incentive Compensation Plan is intended to promote the interests of Agile Therapeutics, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

        The Plan is hereby amended and restated by the Board effective as of April 11, 2018 (the "Restatement Date"), and renamed the Amended and Restated 2014 Incentive Compensation Plan, subject to the approval of the Corporation's stockholders at the 2018 annual meeting of stockholders. The Plan serves as the successor to the Predecessor Plans, and no further equity awards are to be made under the Predecessor Plans on or after the Plan Effective Date. All options and other equity awards outstanding under the Predecessor Plans on the Plan Effective Date were transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options or other equity awards with respect to their acquisition of shares of Common Stock thereunder.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into three separate equity incentive programs:

  •
  the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

  •
  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

  •
  the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones.

        B.    The provisions of Articles One and Five shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

        III.    ADMINISTRATION OF THE PLAN

        A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, all awards under the Plan to non-employee Board members shall be made by the Primary Committee (or subcommittee thereof). The Primary Committee shall be comprised solely of independent directors, as determined in accordance with the governance standards established by the Stock Exchange on which the Common Stock is at the time primarily traded (the "Independent Directors"). Any Awards made to the members of the Primary Committee must be authorized by a disinterested majority of the Independent Directors.

        B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

        D.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder.

        IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Plan are as follows:

            (i)  Employees,

           (ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the vesting schedule (if any) applicable to an Award, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option, (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedule (if any) applicable to the shares which are the subject of such Award and the cash consideration (if any) payable for those shares, and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

        C.    The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

        V.    STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including treasury shares and shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall initially be limited to 8,910,914 shares. Such share reserve is comprised of (i) 1,387,291 shares of Common Stock subject to outstanding awards under the Predecessor Plans that were transferred to the Plan in accordance with the provisions of Section V.B of Article Five, plus (ii) 167,759 shares of Common Stock that were available for issuance under the Predecessor Plans as of the Plan Effective Date, plus (iii) an additional 700,000 shares of Common Stock approved by the stockholders as of the Plan Effective Date, plus (iv) an additional 4,155,864 shares of Common Stock added pursuant to Section V.B of this Article One for calendar years prior to the Restatement Date (745,395 shares for 2015; 892,625 shares for 2016; 1,150,390 shares for 2017; and 1,367,454 shares for 2018), plus (v) an additional 2,500,000 shares of Common Stock. The transfer of outstanding shares and awards from the Predecessor Plans was effected as of the Plan Effective Date, and the Predecessor Plans terminated at that time.

        B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning with the 2019 calendar year, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding as measured as of the last trading day in the immediately preceding calendar year, or such lesser number of shares of Common Stock determined by the Plan Administrator in its sole discretion, but in no event shall any such annual increase exceed 1,800,000 shares (for years beginning with the 2019 calendar year).

        C.    The Plan serves as the successor to the Predecessor Plans, and no further stock option grants or stock issuances are to be made under those Predecessor Plans on or after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date were transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.

        D.    The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under Plan shall not exceed 8,910,914 shares. Such share limitation shall automatically be increased on the first trading day in January each calendar year, beginning with the 2019 calendar year, by the number of shares of Common Stock added to the share reserve on that day pursuant to the provisions of Section V. B of this Article One.

        E.    Each person participating in the Plan shall be subject the following limitations:

  •
  no one person participating in the Plan may receive stock options and stand-alone stock appreciation rights for more than 1,500,000 shares of Common Stock in the aggregate per calendar year;

  •
  no one person participating in the Plan may receive direct stock issuances (whether vested or unvested) or stock-based awards (other than stock options and stand-alone stock appreciation rights) for more than 1,500,000 shares of Common Stock in the aggregate per calendar year;

  •
  for Awards denominated in terms of cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed $1,500,000 for each calendar year within the applicable performance measurement period, with any such performance period not to exceed five (5) years and with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period; and

  •
  the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any non-employee members of the Board or the board of directors of any Parent or Subsidiary during any calendar year, taken together with any cash fees earned by such director for services rendered during such calendar year, shall not exceed $750,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

        F.     Shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards are forfeited or cancelled for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Such shares shall be added back to the number of shares of Common Stock reserved for award and issuance under the Plan as follows:

            (i)  for each share of Common Stock subject to such an expired, forfeited, cancelled or terminated Award made under the Discretionary Grant Program (including the options transferred from the Predecessor Plans), one share of Common Stock shall become available for subsequent award and issuance under the Plan,

           (ii)  for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance or Incentive Bonus Program, one share shall become available for subsequent award and issuance, and

          (iii)  for each unvested share of Common Stock issued under the Discretionary Grant or Stock Issuance Program for cash consideration not less than the Fair Market Value per share of Common Stock on the Award date and subsequently repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, one share shall become available for subsequent award and issuance under the Plan.

        G.    Should the exercise price of an option under the Plan be paid with shares of Common Stock subject to such option, then the authorized reserve of Common Stock under the Plan shall be reduced by the net number of shares issued under the exercised stock option, and not by the gross number of shares for which that option is exercised. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not the gross number of shares as to which such right is exercised. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued, exercised or vesting under such Award, calculated in each instance after any such share withholding.

        H.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization (including, without limitation, a Change in Control transaction), then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions Article One, Section V.B, (iii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may receive Common Stock-denominated Awards under the Plan per calendar year, (v) the maximum number and/or class of securities for which any one person may receive stock options and stock appreciation rights under the Plan per calendar year, (vi) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (vii) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program, (vii) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (viii) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (ix) the number and/or class of securities subject to the Corporation's outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the Plan and outstanding Awards. The adjustments shall be final, binding and conclusive.

        I.     Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        VI.    MINIMUM VESTING

        No Award or portion thereof shall vest over a period that is less than one (1) year from the date of grant, except as otherwise set forth in this Section VI of Article One and the Plan. Subject to adjustments made in accordance with Section V.H of this Article One, up to five percent (5%) of the shares of Common Stock subject to the share reserve set forth in Section V.A of this Article One as of the Restatement Date may be granted without regard to the minimum vesting requirement.

        VII.    PROHIBITION ON REPRICING PROGRAMS

        The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

ARTICLE TWO
DISCRETIONARY GRANT PROGRAM

        I.    OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    Exercise Price.

          1.     The exercise price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)  cash or check made payable to the Corporation,

             (ii)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

            (iii)  shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date, or

            (iv)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

        C.    Effect of Termination of Service.

          1.     The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee's cessation of Service or death:

              (i)  Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii)  Any option held by the Optionee at the time of the Optionee's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

            (iii)  Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

            (iv)  During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i)  extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

             (ii)  include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

            (iii)  notwithstanding Section VI of Article One, permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.    Transferability of Options.    The transferability of options granted under the Plan shall be governed by the following provisions:

          (i)    Incentive Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death.

          (ii)    Non-Statutory Options.    Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          (iii)    Beneficiary Designations.    Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    Eligibility.    Incentive Options may only be granted to Employees.

        B.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

        To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        C.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

        III.    STOCK APPRECIATION RIGHTS

        A.    Authority.    The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

        B.    Types.    Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights") and (ii) stand-alone stock appreciation rights ("Stand-alone Rights").

        C.    Tandem Rights.    The following terms and conditions shall govern the grant and exercise of Tandem Rights.

          1.     One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          2.     No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          3.     If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

        D.    Stand-Alone Rights.    The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

          1.     One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

          2.     The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

          3.     Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except if such assignment is in connection with the holder's estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

          4.     The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          5.     The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

        E.    Post-Service Exercise.    The provisions governing the exercise of Tandem, and Stand-alone Stock Appreciation Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

        F.    Net Counting.    Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the net number of shares actually issued by the Corporation upon such exercise and not by the gross number of shares as to which such right is exercised.

        IV.    CHANGE IN CONTROL

        A.    In the event of a Change in Control, notwithstanding Section VI of Article One, each outstanding option or stock appreciation right under the Discretionary Grant Program shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding option or stock appreciation right shall not become exercisable on such an accelerated basis if and to the extent: (i) the Plan Administrator determines, in its sole discretion, that such option or stock appreciation right is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction, or (ii) the Plan Administrator determines in its sole discretion that such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares, but only if such replacement cash program would not result in the treatment of the option or stock appreciation right as an item of deferred compensation subject to Code Section 409A or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant.

        B.    To the extent the Plan Administrator determines, in its sole discretion, that any option or stock appreciation right outstanding under the Discretionary Grant Program on the date of a Change in Control is not to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect or replaced with a cash incentive program in accordance with Section IV.A of this Article Two, the holder of any such option or stock appreciation right shall be entitled to receive, upon consummation of the Change in Control, a lump sum cash payment in an amount equal to the spread, if any, existing on the shares of Common Stock subject to the option or stock appreciation right at the time of the Change in Control over the aggregate exercise or base price in effect for such option or stock appreciation right. The Plan Administrator shall have the authority to determine, in its sole discretion, that any option or stock appreciation right outstanding under the Discretionary Grant Program on the date of such Change in Control that is not to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect or replaced with a cash incentive program in accordance with Section IV.A of this Article Two shall be subject to cancellation and termination, without cash payment or other consideration due the award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control is less than the per share exercise or base price in effect for such option or stock appreciation right.

        C.    All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, notwithstanding Section VI of Article One, except to the extent: (i) the Plan Administrator determines in its sole discretion that those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        D.    Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

        E.    Each option or stock appreciation right which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had those shares actually been outstanding at the time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year, (iv) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, and (v) the number and/or class of securities subject to the Corporation's outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the Plan Administrator may, in its sole discretion, provide in the document evidencing the Change in Control transaction that the successor corporation, in connection with the assumption or continuation of the outstanding options or stock appreciation rights under the Discretionary Grant Program, shall substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

        F.     Notwithstanding Section VI of Article One, the Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, notwithstanding Section VI of Article One, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

        G.    Notwithstanding Section VI of Article One, the Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those options or stock appreciation rights do not otherwise fully accelerate. In addition, notwithstanding Section VI of Article One, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

        H.    The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

        I.    STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards, restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

        A.    Issue Price.

          1.     The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

          2.     Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)  cash or check made payable to the Corporation,

             (ii)  past services rendered to the Corporation (or any Parent or Subsidiary); or

            (iii)  any other valid consideration under the Delaware General Corporation Law.

        B.    Transferability.    Awards under the Stock Issuance Program shall be transferable by will and by the laws of descent and distribution, and during the lifetime of the recipient, such Awards shall be transferable, by gift or pursuant to a domestic relations order, to a Family Member to the extent and in the manner determined by the Plan Administrator and set forth in the applicable agreement evidencing the Award. Notwithstanding the foregoing, the recipient of an Award under the Stock Issuance Program may designate a beneficiary of the recipient's Award in the event of the recipient's death on a beneficiary designation form provided by the Plan Administrator.

        C.    Vesting Provisions.

          1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

          2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

          3.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan, provided the aggregate repurchase price shall in each instance remain the same.

          4.     The Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares, subject to any applicable vesting requirements; provided, however, that dividends paid on shares subject to vesting conditions shall be held in escrow by the Corporation and shall not vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividends relate) vests and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate; provided, however, that no such dividend-equivalent units relating to restricted stock unit or share right awards subject to vesting conditions shall vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend-equivalents units relate) vests and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

          5.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

          6.     Notwithstanding Section VI of Article One, the Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to

  Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m).

          7.     Outstanding Awards of restricted stock units or performance shares under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for such Awards are not attained or satisfied. Notwithstanding Section VI of Article One, the Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units or performance shares as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m).

          8.     The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

              (i)  At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

             (ii)  The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

            (iii)  Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

            (iv)  Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

        II.    CHANGE IN CONTROL

          A.    Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may, as determined by the Plan Administrator in its sole discretion, be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control. However, to the extent that the Plan Administrator determines in its sole discretion that any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, notwithstanding Section VI of Article One, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B.    All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, notwithstanding Section VI of Article One, except to the extent (i) the Plan Administrator determines in its sole discretion that those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          C.    Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such cash consideration shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the Plan Administrator may, in its sole discretion, provide in the document evidencing the Change in Control transaction that the successor corporation, in connection with the assumption or continuation of the outstanding Awards, shall substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

          D.    Notwithstanding Section VI of Article One, the Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction. The Plan Administrator's authority under this Section II.D shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of those Awards pursuant to this Section II.D may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

INCENTIVE BONUS PROGRAM

        I.    INCENTIVE BONUS TERMS

        The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

            (i)  cash bonus awards ("Cash Awards"),

           (ii)  performance unit awards ("Performance Unit Awards"), and

          (iii)  dividend equivalent rights ("DER Awards")

        A.    Cash Awards.    The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant's continued Service with the Corporation or upon the attainment of specified performance objectives. Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

          2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

          3.     Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance objectives or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those Awards, notwithstanding Section VI of Article One. Any such waiver shall result in the immediate vesting of the Participant's interest in the Cash Award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

          4.     Cash Awards which become due and payable following the attainment of the applicable performance objectives or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as set forth in the applicable Award Agreement.

        B.    Performance Unit Awards.    The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of this Article Four. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the

Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

          2.     Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

          3.     The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Performance Units which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those Awards, notwithstanding Section VI of Article One. Any such waiver shall result in the immediate vesting of the Participant's interest in the Performance Units as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

          4.     Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

        C.    DER Awards.    The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of this Article Four. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of ten (10) years.

          2.     Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall be credited per DER with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that DER remains outstanding.

          3.     Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to vesting conditions under the Stock Issuance or Incentive Bonus Program vest or otherwise become payable prior to the time the underlying Award (or the portion thereof to which the DER Award relates) vests and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

          4.     Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant's book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.

          5.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time the Award is made.

        II.    CHANGE IN CONTROL

          A.    Notwithstanding Section VI of Article One, the Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then that performance vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control.

          B.    The Plan Administrator's authority under Section II.A above shall also extend to any Award under the Incentive Bonus Program intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

ARTICLE FIVE

MISCELLANEOUS

        I.    DEFERRED COMPENSATION

          A.    The Plan Administrator may, in its sole discretion, structure one or more awards under the Stock Issuance Program so that the Participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

          B.    To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

          C.    To the extent there is any ambiguity as to whether any provision of any award made under the Plan that is deemed to constitute a deferred compensation arrangement under Code Section 409A would otherwise contravene one or more requirements or limitations of such Code Section 409A and the Treasury Regulations thereunder, such provision shall be interpreted and applied in a manner that complies with the applicable requirements of Code Section 409A and the Treasury Regulations thereunder.

        II.    TAX WITHHOLDING

          A.    The Corporation's obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

          B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options, stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

            Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

            Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the

    Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the shares of Common Stock authorized for issuance under the Plan

        III.    ASSUMPTION OR SUBSTITUTION OF OPTIONS

          A.    The shares of Common Stock reserved for issuance under the Plan may, in the sole discretion of the Plan Administrator, be used to fund one or more shares of Common Stock issuable upon the exercise of (i) any Code Section 422 incentive stock option originally granted by a corporation or other entity acquired by the Corporation (or any Parent or Subsidiary), whether by merger or asset or stock sale, and assumed by the Corporation in connection with that acquisition or (ii) any Incentive Option granted under this Plan in substitution for such incentive stock option of the acquired entity. Any such assumption or substitution of options shall not be deemed to contravene the option exercise price requirements of Section I.A of Article Two, even if the exercise price per share of Common Stock under the assumed or substituted option is less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date such assumption or substitution is effected, provided all of the following requirements are satisfied:

              (i)  The excess of the aggregate Fair Market Value of the shares of Common Stock subject to the assumed or substituted option immediately after the assumption or substitution over the aggregate exercise price in effect for those shares is not greater than the excess of the aggregate fair market value of the shares of stock subject to the option immediately prior to such assumption or substitution over the aggregate exercise price payable for those shares.

             (ii)  The ratio of the exercise price to the Fair Market Value per share of Common Stock subject to the assumed or substituted option immediately after such assumption or substitution is no more favorable to the Optionee than the ratio of the exercise price to the fair market value per share immediately prior to such assumption or substitution.

            (iii)  The assumed or substituted option does not provide the Optionee with any additional benefits the Optionee did not otherwise have under the option immediately prior to the assumption or substitution.

            (iv)  In the case of a substitution, the option granted by the acquired entity must be cancelled at the time of such substitution, and the Optionee must have no further rights under that cancelled option.

        IV.    SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

        V.    EFFECTIVE DATE AND TERM OF THE PLAN

          A.    The Plan became effective on the Plan Effective Date and was amended and restated effective on the Restatement Date.

          B.    The Plan shall serve as the successor to the Predecessor Plans, and no further option grants, restricted stock unit awards or other stock-based awards shall be made under the Predecessor Plans. All awards outstanding under the Predecessor Plans on the Plan Effective Date were transferred to the Plan at that time and shall be treated as outstanding awards under the Plan. However, each outstanding award so transferred shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred awards with respect to their acquisition of shares of Common Stock thereunder. Should any of those transferred awards expire or terminate unexercised, the shares of Common Stock subject to those awards at the time of expiration or termination shall be available for subsequent award and issuance under the Plan in accordance with the provisions of Section V.E of Article One.

          C.    The Plan shall terminate upon the earliest to occur of (i) May 21, 2024, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on May 21, 2024, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

        VI.    AMENDMENT OF THE PLAN

          A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded, and no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in Section V of Article One or otherwise eliminated such prohibition shall be effective unless approved by the stockholders.

          B.    The Primary Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

          C.    Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If stockholder approval is required and is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

          D.    The provisions of the Plan and the outstanding Awards under the Plan shall, in the event of any ambiguity, be construed, applied and interpreted in a manner so as to ensure that all Awards and Award Agreements provided to Optionees or Participants who are subject to U.S. income taxation either qualify for an exemption from the requirements of Section 409A of the Code or comply with those requirements; provided, however, that the Corporation shall not make any representations that any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Optionee and Participant shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code.

        VII.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VIII.    REGULATORY APPROVALS

          A.    The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

          B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

        IX.    NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

        X.    RECOUPMENT

        Optionees and Participants shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time, and Awards and any cash, shares of Common Stock or other property or amounts due, paid or issued to the holder of an Award shall be subject to the terms of such policy, as in effect from time to time.

APPENDIX

        The following definitions shall be in effect under the Plan:

          A.    Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

          B.    Board shall mean the Corporation's Board of Directors.

          C.    Change in Control shall have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term, and in the absence of such a Change in Control definition shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

              (i)  the closing of a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

             (ii)  the closing of a stockholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation's assets,

            (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders, or

            (iv)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D.    Code shall mean the Internal Revenue Code of 1986, as amended.

          E.    Common Stock shall mean the Corporation's common stock.

          F.     Corporation shall mean Agile Therapeutics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Agile Therapeutics, Inc. which has by appropriate action assumed the Plan.

APP-1

          G.    Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

          H.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I.     Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          J.     Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Capital, Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Corporation's common stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          K.    Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

          L.    Full Value Award means any of the following Awards made under the Stock Issuance or Incentive Bonus Programs that are settled in shares of Common Stock: restricted stock awards (unless issued for cash consideration equal to the Fair Market Value of the shares of Common Stock on the award date), restricted stock unit awards, performance shares, performance units, cash incentive awards and any other Awards under the Plan other than (i) stock options and stock appreciation rights issued under the Discretionary Grant Program and (ii) dividend equivalent rights under the Incentive Bonus Program.

          M.   Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

          N.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          O.    Involuntary Termination shall have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term, and in the absence of such an Involuntary Termination definition shall mean the termination of the Service of any individual which occurs by reason of:

              (i)  such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

             (ii)  such individual's voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than

APP-2

    fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual's consent.

          P.     Misconduct shall have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term, and in the absence of such a Misconduct definition shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

          Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          S.     Optionee shall mean any person to whom an option is granted under the Discretionary Grant Program.

          T.     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          U.    Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

          V.     Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of the Corporation's technology or of one or more of the Corporation's products, (iii) achievement of specified milestones in the commercialization of one or more of the Corporation's products, (iv) achievement of specified milestones in the manufacturing of one or more of the Corporation's products, (v) expense targets, (vi) share price, (vii) total shareholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization and/or stock-based compensation expense, (xviii) economic value added, (xix) market share, (xx) working capital targets, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions, and (xxii) employee retention and recruiting and human resources management. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or

APP-3

  Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or the gain or loss realized upon the sale of any such business the assets thereof; (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation; and (I) the impact of foreign currency fluctuations or changes in exchange rates.

          W.    Permanent Disability or Permanently Disabled shall have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term, and in the absence of such a definition shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          X.    Plan shall mean the Corporation's Amended and Restated 2014 Incentive Compensation Plan as set forth in this document and as subsequently amended or restated from time to time.

          Y.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Z.    Plan Effective Date shall mean May 22, 2014.

          AA.     Predecessor Plans shall mean the Corporation's 1997 and 2008 Equity Incentive Plans as each such Plan was in effect immediately prior to the Plan Effective Date.

          BB.      Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders.

          CC.     Restatement Date shall have the meaning set forth in Section I of Article One.

          DD.     Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to eligible persons other than Section 16 Insiders.

          EE.     Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          FF.       Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be

APP-4

  deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee's Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation's written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

          GG.     Stock Exchange shall mean the NYSE American, the Nasdaq Capital, Global or Global Select Market or the New York Stock Exchange.

          HH.     Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          II.        Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

          JJ.       Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          KK.     10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          LL.      Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

APP-5

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions up until 11:59 proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Al Altomari 02) John Hubbard,Ph.D., FCP 03) James Tursi, M.D. The Board of Directors recommends you vote FOR proposals 2 and 3. 2Approval of Agile Therapeutics, Inc.'s Amended and Restated 2014 Incentive Compensation Plan. For 0 0 Against 0 0 Abstain 0 0 3Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. (see reverse for instructions) John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000377090_1 R1.0.1.17 For address change/comments, mark here. 0 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 C/O Broadridge P.O BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com AGILE THERAPEUTICS, INC. Annual Meeting of Stockholders June 7, 2018 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Scott Coiante, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 7, 2018, at the DoubleTree by Hilton Princeton, 4355 US Route 1, Princeton, New Jersey 08540, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000377090_2 R1.0.1.17